SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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OPTi Inc.

(Name of Registrant as Specified In Its Charter)

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OPTi Inc.

880 Maude Avenue, Suite A

Mountain View, California 94043

February 24, 2004

Dear Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of OPTi Inc. (“OPTi”) which will be held on March 25, 2004, at 10:00 am., Pacific Time, at the offices of Heller Ehrman White & McAuliffe LLP, at 275 Middlefield Road, Menlo Park, California 94025.

At the Annual Meeting, you will be asked to vote on the following proposals:

1.    Elect four members to the Board of Directors.    These directors will serve until the earlier of OPTi’s next annual meeting or the appointment of their successors.

2.    Ratify the appointment of Ernst & Young LLP as independent auditors of OPTi for the fiscal year ending March 31, 2004.

You may also be asked to vote on any other business as may properly come before the meeting or any postponement or adjournment thereof. As of the date hereof, OPTi is unaware of any such additional business.

The foregoing items of business are more fully described in the enclosed Proxy Statement. The formal Notice of Meeting, the proxy card and a copy of the Annual Report to Shareholders describing OPTi’s operations for the year ended March 31, 2003 is also enclosed. Whether or not you plan to attend the meeting, it is important that you sign and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. Your shares will be voted at the meeting in accordance with your proxy.

Very truly yours,

OPTi Inc.

/s/    MICHAEL MAZZONI

Michael Mazzoni

Secretary

OPTi Inc.

Notice of Annual Meeting of Shareholders

To Be Held On March 25, 2004

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of OPTi Inc., a California corporation (“OPTi” or the “Company”), will be held on March 25, 2004 at 10:00 a.m., Pacific Time, at the offices of Heller Ehrman White & McAuliffe LLP, at 275 Middlefield Road, Menlo Park, California 94025 for the following purposes:

1.    To elect four directors who will serve until the earlier of OPTi’s next annual meeting or the appointment of their successors (Proposal No. 1);

2.    To ratify the appointment of Ernst & Young LLP as independent auditors of OPTi for the fiscal year ending March 31, 2004 (Proposal No. 2); and

3.    To transact such other business as may properly come before the meeting or any postponement or adjournment thereof. As of the date of this notice, OPTi is unaware of any such other business.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business on January 26, 2004 are entitled to notice of and to vote at the meeting and any postponement or adjournment thereof.

Sincerely,

/s/    MICHAEL MAZZONI

Michael Mazzoni

Secretary

Mountain View, California

February 24, 2004

IMPORTANT: All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder returned a proxy card.

OPTi INC.

PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 25, 2004

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of OPTi Inc. (“OPTi” or the “Company”) for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on March 25, 2004 at 10:00 a.m., Pacific Time, or at any postponement or adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the offices of Heller Ehrman White & McAuliffe LLP at 275 Middlefield Road, Menlo Park, California 94025. The telephone number at that location is (650) 324-7000.

These proxy solicitation materials were mailed on or about February 24, 2004 to all shareholders entitled to vote at the meeting.

Purposes of the Annual Meeting

The purposes of the Annual Meeting are to (i) elect four directors to serve until the earlier of OPTi’s next annual meeting; or the appointing of their successors; (ii) ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for fiscal year ending March 31, 2004; and (iii) transact such other business as may properly come before the Annual Meeting and at any and all postponements or adjournments thereof.

Annual Meeting Record Date and Share Ownership

Only shareholders of record at the close of business on January 26, 2004 (the “Annual Meeting Record Date”) are entitled to receive notice of and to vote at the Annual Meeting. On the Annual Meeting Record Date, 11,633,903 shares of the Company’s common stock were issued and outstanding. For information regarding security ownership by management and by 5% shareholders, see “OTHER INFORMATION—Security Ownership of Certain Beneficial Owners and Management.” The closing price of the Company’s common stock on the Nasdaq National Market on the Annual Meeting Record Date was $1.47 per share.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to Michael Mazzoni, Secretary of the Company at its principal executive offices, 880 Maude Avenue, Suite A, Mountain View, California 94043, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attending the Annual Meeting in and of itself will not constitute a revocation of a proxy.

Voting and Solicitation

Every shareholder voting in the election of directors may cumulate such shareholder’s votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such shareholder, or distribute the shareholder’s votes on the same principle among as many candidates as the shareholder deems fit, provided that votes cannot be cast for more than four (4) candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate’s name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the Annual Meeting prior to the voting of the intention to cumulate the shareholder’s votes. On all other matters, each share has one (1) vote.

Shares of common stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, properly executed proxies will be voted: (i) FOR the election of each of the Company’s nominees as a director and (ii) FOR ratification of the appointment of Ernst & Young LLP as independent auditors for fiscal year ending March 31, 2004. No business other than that set forth in the accompanying Notice of Annual Meeting of Shareholders is expected to come before the Annual Meeting. Should any other matter requiring a vote of shareholders properly arise, the persons named in the enclosed form of proxy will vote the shares they represent as the Board of Directors may recommend.

The cost of this solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or letter.

Quorum; Abstentions; Broker Non-Votes

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of common stock issued and outstanding on the Annual Meeting Record Date. Shares that are voted “FOR” or “AGAINST” a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares “represented and voting” at the Annual Meeting (the “Votes Cast”) with respect to such matter.

The Company intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business.

With respect to the election of directors, the four persons receiving the greatest number of votes will be elected to the Board. With respect to other proposals, abstentions are counted against a proposal for purposes of determining whether or not a proposal is approved, whereas broker non-votes are not counted for the purpose of determining whether a proposal has been approved.

Deadline for Receipt of Shareholder Proposals

OPTi currently expects that its 2004 Annual Meeting of Shareholders will be held during the third week of February, 2005. Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Annual Meeting of Shareholders to be held in 2005 must be received by the Company no later than October 6, 2004 in order to have them included in the proxy statement and form of proxy relating to that meeting.

In addition, proposals of the Company’s shareholders that such shareholders intend to present at the Company’s 2004 Annual Meeting, but not include in the Company’s Proxy Statement and form of Proxy relating to the 2004 Annual Meeting (a “Non-Rule 14a-8 Proposal”), must be received by the Company at the Company’s offices no later than December 26, 2004 and no earlier than October 7, 2004. In the event that the Company does not receive timely notice with respect to a Non-Rule 14a-8 Proposal, management of the Company would use its discretionary authority to vote the shares it represents as the Board of Directors may recommend.

Fiscal Year End

The Company changed its fiscal year-end from December 31, to March 31, effective with the year beginning April 1, 2002. A three-month transition period from January 1, 2002 through March 31, 2002 (the “Transition Period”) preceded the start of the 2003 fiscal year. The “Last Fiscal Year” refers to the twelve months ended March 31, 2003.

PROPOSAL NUMBER 1

ELECTION OF DIRECTORS

Directors and Nominees for Directors

A board of four directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s four nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the earlier of our next Annual Meeting of Shareholders or a successor has been duly elected and qualified.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL NOMINEES.

BOARD OF DIRECTORS AND NOMINEE BIOGRAPHICAL INFORMATION

The names of the nominees, each of whom is currently a director of the Company, and certain information about them is set forth below, including information furnished by them as to their principal occupations for the last five (5) years and their ages as of the Annual Meeting Record Date.

Name of Nominee	Age	Position with the Company	Since
Bernard T. Marren	68	President, Chief Executive Officer and Chairman of the Board	1996
Stephen F. Diamond(1)(2)(4)	48	Director	2003
Kapil K. Nanda(1)(3)(4)	58	Director	1996
William H. Welling(1)(2)(3)(4)	67	Director	1998

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of Nominating Committee.
(4)	Independent Director.

Bernard T. Marren has served as President and Chief Executive Officer of the Company since May 1998. Mr. Marren was elected as a director in May 1996. He also founded and was the first President of SIA (the Semiconductor Industry Association). Mr. Marren is also a director of several private companies.

Stephen F. Diamond was elected as a director of the Company in September 2003. He is currently Assistant Professor of Law at the Santa Clara University School of Law and a Visiting Assistant Professor of Law at Cornell Law School where he teaches securities regulation, corporation and international business transactions law. From 1995 to 1999 he was an associate at Wilson Sonsini Goodrich & Rosati where he represented high technology companies including OPTi and investment banks in corporate transactions, debt and equity offerings, venture capital investments, and intellectual property rights. Mr. Diamond holds B.A. from the University of California at Berkeley, a Ph.D., M. Phil. from the University of London, and a J.D. from Yale Law School.

Kapil K. Nanda was elected as a director in May 1996. Mr. Nanda is currently President of InfoGain Corporation, a software and development consulting company, which he founded in 1990. Mr. Nanda holds a B.S. in Engineering from the University of Punjab, India, an M.S. in Engineering from the University of Kansas, and an M.B.A. from the University of Southern California.

William H. Welling was elected as a director in August 1998. He is currently Chairman and CEO of @Comm Corporation, a telecommunications software company. In August 2001, @Comm Corporation filed for protection under Chapter 11 of the Federal Bankruptcy Code. Since 1983 he has been Managing Partner of Venture Growth Associates, an investment firm. Mr. Welling also serves as a director on the boards of several private companies.

The Board has determined that Messrs. Diamond, Nanda and Welling are independent directors as defined in Nasdaq Marketplace Rule 4200.

Vote Required

The four (4) nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect in the election of directors under California law.

MEETINGS AND COMMITTEES OF OUR BOARD OF DIRECTORS

Board Meetings and Committees

During the Last Fiscal Year, the Board of Directors held a total of six (6) meetings. No incumbent director attended less than 75% of the aggregate of all meetings of the Board of Directors and any committees of the Board on which he served, if any, during the Last Fiscal Year.

The Audit Committee appoints and provides for the compensation of the Company’s independent auditors; oversees and evaluates the work and performance of the independent auditors; reviews the scope of the audit; considers comments made by the independent auditors with respect to accounting procedures and internal controls and the consideration given thereto by the Company’s management; approves all professional services to be provided to the Company by its independent auditors; reviews internal accounting procedures and controls with the Company’s financial and accounting staff; oversees a procedure that provides for the receipt, retention and treatment of complaints received by the Company and of confidential and anonymous submissions by employees regarding questionable accounting or auditing matters; and performs related duties as set forth in applicable securities laws, Nasdaq corporate governance guidelines, and the Committee charter. The Board amended the Audit Committee charter effective February 2004. The amended charter is attached hereto as Exhibit A. The Audit Committee met four (4) times during the Last Fiscal Year. The Board has determined that all members of the Audit Committee are independent directors under the rules of the Nasdaq Stock Market and each of them is able to read and understand fundamental financial statements. In addition, at least one member of the Audit Committee has past employment experience as a chief executive officer or other senior officer with financial oversight responsibilities which results in the individual’s financial sophistication as set forth in the rules of the Nasdaq Stock Market.

The Compensation Committee was established to review and act on matters relating to compensation levels and benefit plans for key executives of the Company, among other things. The Board has determined that all members of the Compensation Committee are independent directors under the rules of the Nasdaq Stock Market. The Compensation Committee met one (1) time during the Last Fiscal Year.

The Board of Directors established a Nominating Committee and adopted a charter for the committee in February 2004. The Board has determined that all members of the Nominating Committee are independent directors under the rules of the Nasdaq Stock Market. The Nominating Committee Charter is attached hereto as Exhibit B. The Nominating Committee was established to review nominees for election to the Board by the shareholders of the Company. The Nominating Committee charter is attached hereto as Exhibit B. See the section on “Director Nomination” below for procedures the Board has implemented for nominations to the Board effective in 2004.

DIRECTOR NOMINATION

Effective in February 2004, the Board has adopted the following criteria and procedures for reviewing nominations to the Board.

Criteria for Nomination to the Board.

The Nominating Committee considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, and seeks to insure that at least a majority of the directors are independent under the rules of the Nasdaq Stock Market, and that members of the Company’s Audit Committee meet the financial literacy requirements under the rules of the Nasdaq Stock Market. Nominees for director are selected on the basis of their depth and breadth of experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment, and willingness to devote adequate time to Board duties.

Shareholder Proposals for Nominees.

The Nominating Committee will consider written proposals from shareholders for nominees for director. Any such nominations should be submitted to the Board of Directors c/o the Secretary of the Company and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the name(s) and address(es) of the shareholder(s) making the nomination and the number of shares of the Company’s Common Stock which are owned beneficially and of record by such shareholder(s); and (c) appropriate biographical information and a statement as to the qualification of the nominee, and should be submitted in the time frame described in the Bylaws of the Company and under the caption, “Deadline for Receipt of Shareholder Proposals” above.

Process for Identifying and Evaluating Nominees.

The process for identifying and evaluating nominees to the Board of Directors is initiated by identifying a slate of candidates who meet the criteria for selection as a nominee and have the specific qualities or skills being sought based on input from members of the Board and, if the Nominating Committee deems appropriate, a third-party search firm. These candidates are evaluated by the Nominating Committee by reviewing the candidates’ biographical information and qualification and checking the candidates’ references, and qualified nominees are interviewed by at least one member of the Nominating Committee. Serious candidates meet with all members of the Board, and using the input from such interviews and the information obtained by the Nominating Committee, the committee evaluates which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board that the Board nominate, or elect to fill a vacancy, these final prospective candidates. Candidates recommended by the Nominating Committee are presented to the Board for selection as nominees to be presented for the approval of the shareholders or for election to fill a vacancy.

The Nominating Committee expects that a similar process will be used to evaluate nominees recommended by shareholders. However, to date, the Company has not received any shareholder’s proposal to nominate a director.

Board Nominees for the 2004 Annual Meeting.

Messrs. Marren, Nanda and Welling are directors standing for re-election. Mr. Diamond was initially elected to the Board in September 2003 to fill a vacancy on the Board. Mr. Diamond was initially recommended to the Board by Mr. Marren, OPTi’s Chief Executive Officer.

DIRECTOR COMPENSATION

During the Last Fiscal Year, non-employee members of the Board of Directors were compensated at the rate of $1,000 per Board meeting attended, plus out-of-pocket expenses for attending such meetings. In addition, non-employee directors were eligible to participate in the Company’s 1993 Director Stock Option Plan which terminated at the close of its 10-year term in 2003.

In addition to the above per-meeting compensation for Board meetings, effective January 2004, non-employee members of the Board will receive a $5,000 annual fee for their Board service and be compensated at the rate of $1,000 for each committee meeting attended.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Other than the procedures set forth under “Deadline for Receipt of Shareholder Proposals” and “Shareholder Proposals for Nominees” set forth in the sections above, the Company does not have a general procedure by which shareholders can send communications to the Board. Shareholders who wish to communicate with our Directors to report complaints or concerns related to accounting, internal accounting controls or auditing may do so by using the Audit Committee procedures for the receipt of such communication, which we expect to put in place by the Annual Meeting. The procedures will allow submitting the complaint or concern either online, telephonically or through mail services. Persons submitting such complaints may remain anonymous if they so choose. Until such procedures are in place, shareholders may address any such complaints to the Audit Committee of the Board at OPTi’s main business address set forth above. The Company does not have a policy with regard to directors’ attendance at annual meetings. Each of the four persons then serving on the Company’s Board attended the Company’s last Annual Meeting.

PROPOSAL NUMBER 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending March 31, 2004.

Ernst & Young LLP has audited the Company’s financial statements for each fiscal year since the Company’s inception. Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Vote Required

The affirmative vote of a majority of the Votes Cast will be required to ratify and approve the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending March 31, 2004.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF OPTi FOR THE FISCAL YEAR ENDING MARCH 31, 2004.

OTHER INFORMATION

Executive Officers

The following persons are executive officers of the Company as of the Annual Meeting Record Date:

Name of Nominee	Age	Position with the Company
Bernard T. Marren	68	President, Chief Executive Officer and Chairman of the Board
Michael Mazzoni	41	Chief Financial Officer and Secretary

Bernard T. Marren’s biography is set forth above. See “PROPOSAL NUMBER ONE—Election of Directors.”

Michael Mazzoni has served as Chief Financial Officer since December 2000. Mr. Mazzoni also served with the Company from October 1993 to January 2000. The last two years prior to his departure Mr. Mazzoni served as its Chief Financial Officer. Mr. Mazzoni also currently serves as Chief Financial Officer of Horizon Navigation, Inc., a privately held, car navigation company, and has served in that role since January 2003. Prior to rejoining the Company, Mr. Mazzoni was Chief Financial Officer of Xpeed, Inc., a startup in the Digital Subscriber Line CPE business, from January 2000 to November 2000.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file certain reports regarding ownership of, and transactions in, the Company’s securities with the Securities and Exchange Commission (the “SEC”) and with Nasdaq. Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely on its review of copies of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e) and Forms 5 and amendments thereto furnished to the Company with respect to the Last Fiscal Year, the Company believes that, during the Last Fiscal Year, all Section 16(a) filing requirements applicable to the Company’s officers, directors and 10% shareholders were complied with.

Security Ownership of Certain Beneficial Owners and Management

Except as otherwise indicated, the following nominee table sets forth the beneficial ownership of Common Stock of the Company as of December 31, 2003 by: (i) each present director of the Company; (ii) each of the officers named in the table under the heading “EXECUTIVE COMPENSATION—Summary Compensation Table;” (iii) all current directors and executive officers as a group; and (iv) each person known to the Company who beneficially owns 5% or more of the outstanding shares of its Common Stock. The number and percentage of shares beneficially owned is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty (60) days of December 31, 2003 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole voting and investment power with respect to the shares, shown as beneficially owned. Unless otherwise indicated, officers and directors can be reached at the Company’s principal executive offices. A total of 11,633,903 shares of the Company’s Common Stock were issued and outstanding as of December 31, 2003.

	Shares Beneficially Owned
Name	Number	Percent
Bernard T. Marren(1)	127,333	1.1%
Michael Mazzoni	—	—
Stephen F. Diamond	—	—
Kapil K. Nanda(2)	22,333	*
William H. Welling	14,333	*
MG Capital Management LLC(3) 1725 Kearny Street, No. 1 San Francisco, CA 94133	1,565,500	13.5%
S. Muio & Co. LLC(4) 509 Madison Ave, Ste 406 New York, NY 10022	1,217,350	10.5%
Whitaker group (5) 23 Beechwood Irvine, CA 92604	1,004,750	8.6%
Raffles Associates, L.P. (6) 450 Seventh Avenue, Ste 509 New York, NY 10123	775,365	6.7%
Dimension Fund Advisors Inc.(7) 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	677,653	5.8%
All Directors and Executive Officers as a group (5 persons)(8)	163,999	1.4%

*	Represents less than one percent.
(1)	Includes 117,333 shares subject to stock option exercisable as of December 31, 2003 or within sixty (60) days thereafter.
(2)	Includes 18,333 shares subject to stock option exercisable as of December 31, 2003 or within sixty (60) days thereafter.
(3)	Information on holdings of MG Capital Management is taken from a Schedule 13G/A filed on January 21, 2003. Of the shares listed, 1,529,430 are owned by MGCM Partners, L.P., of which MG Capital Management LLC is the general partner and investment advisor. Marco L. Petroni is the controlling person of MG Capital. MG Capital and Mr. Petroni disclaim beneficial ownership of these shares. The remaining 36,070 shares are owned by Mr. Petroni.
(4)	Information on holdings of S. Muoio & Co LLC is taken from a Form 4 filed on October 3, 2003. The shares listed are held in the accounts of several investment partnerships and investment funds (collectively, the “Investment Vehicles”) for which S. Muoio & Co. LLC (“SMC”) serves as either general partner or investment manager. Salvatore Muoio is the managing member of SMC. SMC and Mr. Muoio may be deemed to beneficially own the securities held by the Investment Vehicles by virtue of SMC’s position as general partner or investment manager of the Investment Vehicles and Mr. Muoio’s status as the managing member of SMC.
(5)	Information on holdings of Whitaker group is taken from a Schedule 13D filed on August 11, 2003. Of the shares listed, 842,750 are held by Don C. Whitaker, 87,000 are held by Don C. Whitaker, Jr., and 75,000 are held by Don C. Whitaker, Inc.
(6)	Information on holdings of Raffles Associates L.P. is taken from a Schedule 13G/A filed on February 10, 2004. Raffles Capital Advisors LLC is the General Partner of Raffles Associates, L.P. and Paul H. O’Leary is the Managing Member of Raffles Capital Advisors LLC.
(7)	Information on holdings of Dimensional Fund Advisors is taken from a Schedule 13G/A filed on February 6, 2004. The shares listed are owned by advisory clients of Dimensional Fund Advisors. Dimensional Fund Advisors disclaims beneficial ownership of the shares listed. Catherine L. Newell is Vice President and Secretary of Dimensional Fund.
(8)	Includes shares pursuant to notes (1) and (2).

Summary Compensation Table

The following table sets forth certain information with respect to the compensation paid by the Company for services rendered during fiscal years 2003, 2002 (three month fiscal year) and 2001 to Bernard T. Marren and Michael Mazzoni (the “Named Officers”). The table lists the principal position held by each Named Officer in the Last Fiscal Year.

Name	Fiscal Year		Annual Compensation				Long-Term Compensation Awards Options (#)	All Other Compensation
			Salary ($)		Bonus ($)
Bernard T. Marren President and Chief Executive Officer	2003 2002 2001 2000	(1)	$ $	157,500 63,750 255,000 255,000	$250,000 — — 100,000	(2)	— — — —	$ $ $ $	1,844 4,781 5,250 5,250	(4) (4) (4) (4)

Michael Mazzoni Chief Financial Officer(5)	2003 2002 2001 2000	(1)		102,047 37,500 150,040 43,650	165,000 — — 75,000	(3)	— — — —	$ $ $ $	2,687 2,813 5,250	(4) (4) (4)

(1)	Fiscal Year 2002 was a three month period from January 1, 2002 to March 31, 2002.
(2)	Mr. Marren received compensation in the amount of $150,000 as severance due to his termination a full-time employee as of September 30, 2002.
(3)	Mr. Mazzoni received compensation in the amount of $150,000 as severance due to his termination as a full-time employee as of September 30, 2002.
(4)	These amounts are related to the 50% company match on 401K contributions.
(5)	Mr. Mazzoni resigned from the Company in January 31, 2000 and was rehired in December 2000.

Option Grants in Last Fiscal Year

The Company did not grant stock options to any of the Named Officers during fiscal year 2003.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

None of the Named Officers exercised any options during fiscal year 2003. The following table provides information with respect to the value of the Named Officers’ unexercised options at March 31, 2003.

Name	Shares Acq. Exer.	Values Realized	Total Number of Unexercised Options at Fiscal Year End (#)		Total Value of Unexercised In-the-Money Options at Fiscal Year End ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Bernard T. Marren	—	—	100,000	—	—	—
Michael Mazzoni	—	—	—	—	—	—

(1)	Market value of the underlying securities based on the closing price of the Company’s Common Stock on March 31, 2003 on the Nasdaq National Market, minus the exercise price.

Employment Agreements and Severance Arrangements

There are currently no employment agreements or severance arrangements with the executive officers.

Compensation Committee Interlocks and Insider Participation

During the Last Fiscal Year the members of the Compensation Committee were Messrs. Nanda and Welling. In addition, Stephen A. Dukker served on the Compensation Committee until his resignation from the Board in December 2002. There were no reportable compensation committee or director interlocks or insider participation during that period.

Certain Transactions

The Company’s policy is that it will not enter into transactions with directors, officers or affiliates unless such transactions are (i) approved by a majority of the Company’s independent disinterested directors, (ii) may reasonably be expected to benefit the Company, and (iii) will be on terms no less favorable to the Company than could be obtained in arm’s length transactions with unaffiliated third parties.

The Company has entered into indemnification agreements with each of its directors and executive officers. Such agreements require the Company to indemnify such individuals to the fullest extent permitted by California law.

REPORT OF COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company as well as the compensation plans and specific compensation levels for executive officers. It also administers the Company’s employee stock benefit plans. The Compensation Committee is currently composed of independent, non-employee directors who have no interlocking relationships as defined by the Securities and Exchange Commission.

The Compensation Committee believes that the compensation of the executive officers, including that of the Chief Executive Officer (collectively, the “Executive Officers”) should be influenced to a very significant extent by the Company’s business performance. The Committee establishes the salaries of all of the Executive officers by considering various factors, including the progress of the Company in executing on its business plan to exit its product fabrication, distribution and sales operations and focus the Company’s efforts on pursuit of licenses and patent claims related to infringement of the Company’s intellectual property position.

The compensation package for the Company’s Chief Executive Officer, Bernard T. Marren, includes three elements: (i) base salary and (ii) performance bonus. The base salary was determined through a comparison of base salaries paid with respect to chief executive officers of other publicly-traded semiconductor companies located in Northern California. The performance bonus element has been established to provide variable bonus compensation to the CEO based on the Company’s actual operating results. In general, the Committee believes that the compensation package of the CEO is closely tied to the business performance of the Company based on progress in executing the Company’s business plan and has a high degree of variability based on such performance.

During fiscal 2003, the compensation of Executive Officers, including the Chief Executive officer, included contractual severance payments that were triggered by the Board’s adoption of a plan of voluntary liquidation. The Board subsequently determined that a voluntary liquidation would not be in the best interests of its shareholders and abandoned the plan of liquidation. The Company does not currently have any severance arrangements with the Executive Officers.

The Company may also confer other benefits or bonuses to officers and directors of OPTi in recognition of their services to OPTi based on the performance of such officers, and directors, including the success that OPTi may have in its pursuit of pursuit of licenses and patent claims related to infringement of the Company’s intellectual property position.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Stephen F. Diamond

William H. Welling

REPORT OF THE AUDIT COMMITTEE

Under the guidance of a written charter adopted by the Board of Directors, the purpose of the Audit Committee is to monitor the integrity of the financial statements of the Company, oversee the independence of the Company’s independent auditors, and appoint and provide for the compensation of the independent auditors and to evaluate the performance of the independent auditors. Each of the members of the Audit Committee meets the independence requirements of Nasdaq.

Management has the primary responsibility for the system of internal control and the financial reporting process. The independent auditors have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards. The Audit Committee has the responsibility to monitor and oversee these processes.

In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-K, the Audit Committee:

•	reviewed and discussed the audited financial statements with Company management;

•	discussed with Ernst & Young LLP, the Company’s independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, “Communication with Audit Committees,” as amended by Statement of Auditing Standards No. 90, “Audit Committee Communications”;

•	reviewed the written disclosures and the letter from Ernst & Young LLP, required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the auditors their independence, and concluded that the non-audit services performed by Ernst & Young LLP are compatible with maintaining their independence;

•	based on the foregoing reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company’s 2003 Annual Report on Form 10-K for the fiscal year ended March 31, 2003, filed with the Securities and Exchange Commission; and

•	instructed the independent auditors that the Committee expects to be advised if there are any subjects that require special attention

AUDIT COMMITTEE

Kapil Nanda

William Welling

Stephen F. Diamond1

RELATIONSHIP WITH INDEPENDENT AUDITORS

Ernst & Young LLP has audited the Company’s consolidated financial statements since the Company’s inception. In accordance with standing policy, Ernst & Young LLP periodically changes the personnel who work on the audit.

Fees Incurred by OPTi Inc. for Ernst & Young LLP    The following table shows the fees paid or accrued by OPTi Inc. for the audit and other services provided by Ernst & Young LLP for fiscal 2003 and 2002.

	2003	2002
Audit Fees(1)	$120,500	$83,000
Audit-Related fees	—	—
Tax Fees(2)	26,680	53,515
All Other Fees	—	—

Total	$147,180	$136,515

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with our statutory or regulatory filings. The fees paid in 2002 include four quarterly reviews and one transitional period as a result of our change in year end.
(2)	For fiscal 2003 and 2002, respectively, tax fees principally included tax compliance fees.

Fees for Financial Information Systems Design & Implementation    Ernst & Young LLP did not provide any services related to financial information systems design and implementation during fiscal 2003.

It is the responsibility of the Audit Committee to approve, in accordance with Sections 10A(h) and (i) of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations of the Securities and Exchange Commission, all professional services, to be provided to the Company by its independent auditors, provided that the Audit Committee shall not approve any non-audit services proscribed by Section 10A(g) of the Exchange Act in the absence of an applicable exemption.

The Audit Committee reviewed summaries of the services provided by Ernst & Young LLP and the related fees and has determined that the provision of non-audit services is compatible with maintaining the independence of Ernst & Young LLP as the Company’s auditors.

[1]	Mr. Diamond was not a member of the Board at the time the Annual Report on Form 10-K for the fiscal year ended March 31, 2003 was prepared and filed with the SEC.

PERFORMANCE GRAPH

The following graph shows a comparison of cumulative total shareholder return, calculated on a dividend reinvested basis, from September 30, 1998 through the Last Fiscal Year end (March 31, 2003) for OPTi Inc., the CRSP Index for Nasdaq Stock Market (U.S. Companies) (the “Nasdaq Index”) and the CRSP Index for Nasdaq Electronic Components Stocks (the “Nasdaq Electronic Components Index”). The graph assumes a $100 investment made at the beginning of the respective period and reinvestment of all dividends in the Nasdaq Index and the Nasdaq Electronic Components Index. Note that historic stock price performance is not necessarily indicative of future stock price performance.

Comparison of Five-Year Cumulative Total Returns

Performance Graph for

OPTi Inc.

OTHER MATTERS

The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

It is important that your shares of stock be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy in the envelope which has been enclosed.

FOR THE BOARD OF DIRECTORS

/s/    MICHAEL MAZZONI

Michael Mazzoni

Secretary

AUDIT COMMITTEE CHARTER

Amended and Restated by the Board of Directors of OPTi Inc.

February 17, 2004

Purpose

The purpose of the Audit Committee (the “Committee”) of the board of directors (the “Board”) of OPTi Inc. (the “Company”) is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The Committee is not responsible, however, for planning or conducting audits, or determining whether the Company’s financial statements are complete and accurate or in accordance with generally accepted accounting principles.

Composition

The Committee shall be composed of three or more directors, as determined by the Board, each of whom shall be “independent”, as that term is defined in Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Rules and Regulations (the “Regulations”) of the Securities and Exchange Commission (the “Commission”) under the Exchange Act, and shall meet the independence and financial literacy requirements of Nasdaq. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Responsibilities

The Committee is charged by the Board with the responsibility to:

1.    Appoint and provide for the compensation of the Company’s independent auditor, oversee the work of the independent auditor (including resolution of any disagreements between management and the independent auditor regarding financial reporting), evaluate the performance of the independent auditor and, if so determined by the Committee, replace the independent auditor; it being acknowledged that the independent auditor is ultimately accountable to the Board and the Committee, as representatives of the stockholders.

2.    Ensure the receipt of, and evaluate the written disclosures and the letter that the independent auditor submits to the Committee regarding the auditor’s independence in accordance with Independence Standards Board Standard No. 1, discuss such reports with the auditor, oversee the independence of the independent auditor and, if so determined by the Committee in response to such reports, take appropriate action to address issues raised by such evaluation.

3.    Discuss with the independent auditor the matters required to be discussed by SAS 61, as it may be modified or supplemented.

4.    Instruct the independent auditor and the internal auditor, if any, to advise the Committee if there are any subjects that require special attention.

5.    Instruct the independent auditor to report to the Committee on all critical accounting policies of the Company, all alternative treatments of financial information within generally accepted accounting principles that

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have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the auditors, and other material written communication between the auditors and management.

6.    Meet with management and the independent auditor to discuss the annual financial statements and the report of the independent auditor thereon, and to discuss significant issues encountered in the course of the audit work, including: restrictions on the scope of activities; access to required information; the adequacy of internal financial controls; the adequacy of the disclosure of off-balance sheet transactions, arrangements, obligations and relationships in reports filed with the Commission; and the appropriateness of the presentation of any non-GAAP financial measures (as defined in the Regulations) included in any report filed with the Commission or in any public disclosure or release.

7.    Review the management letter delivered by the independent auditor in connection with the audit.

8.    Following such review and discussions, if so determined by the Committee, recommend to the Board that the annual financial statements be included in the Company’s annual report.

9.    Meet quarterly with management and the independent auditor to discuss the quarterly financial statements prior to the filing of the Form 10-Q; provided that this responsibility may be delegated to the chairman of the Committee or a member of the Committee who is a financial expert.

10.    Meet at least once each year in separate executive sessions with management, the internal auditor, if any, and the independent auditor to discuss matters that any of them or the Committee believes could significantly affect the financial statements and should be discussed privately.

11.    Review significant changes to the Company’s accounting principles and practices proposed by the independent auditor, the internal auditor, if any, or management.

12.    Review the scope and results of internal audits, if any.

13.    Evaluate the performance of the internal auditor, if any, and, if so determined by the Committee, recommend replacement of the internal auditor.

14.    Conduct or authorize such inquiries into matters within the Committee’s scope of responsibility as the Committee deems appropriate.

15.    Provide minutes of Committee meetings to the Board, and report to the Board on any significant matters arising from the Committee’s work.

16.    At least annually, review and reassess this Charter and, if appropriate, recommend changes to the Board.

17.    Prepare the Committee report required by the Regulations to be included in the Company’s annual proxy statement.

18.    Establish a procedure for receipt, retention and treatment of any complaints received by the Company about its accounting, internal accounting controls or auditing matters and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

19.    Approve, in accordance with Sections 10A(h) and (i) of the Exchange Act and the Regulations, all professional services, to be provided to the Company by its independent auditor, provided that the Committee shall not approve any non-audit services proscribed by Section 10A(g) of the Exchange Act in the absence of an

2

applicable exemption. The Committee may adopt policies and procedures for the approval of such services which may include delegation of authority to a designated member or members of the Committee to approve such services so long as any such approvals are disclosed to the full Committee at its next scheduled meeting.

20.    Review and approve all related party transactions.

Authority

By adopting this Charter, the Board delegates to the Committee full authority in its discretion to:

1.    Perform each of the responsibilities of the Committee described above.

2.    Appoint a chair of the Committee, unless a chair is designated by the Board.

3.    Engage independent counsel and other advisers as the Committee determines necessary to carry out its responsibilities.

4.    Cause the officers of the corporation to provide such funding as the Committee shall determine to be appropriate for payment of compensation to the Company’s independent auditor and any legal counsel or other advisers engaged by the Committee, and payment of ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

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NOMINATING COMMITTEE CHARTER

Adopted by the Board of Directors of OPTi Inc.

February 17, 2004

Purpose

The purpose of the Nominating Committee (the “Committee”) of the board of directors (the “Board”) of OPTi Inc. (the “Company”) is to identify individuals qualified to serve as members of the Board of the Company, and recommend nominees for election as directors of the Company.

Composition

The Committee shall be composed of two or more directors, as determined by the board of directors, each of whom shall satisfy the requirements of Nasdaq.

Responsibilities

The Committee is charged by the Board with the responsibility to:

1.    Identify and evaluate individuals, including individuals proposed by shareholders, qualified to serve as members of the Board, and recommend nominees for election as directors of the Company at the next annual or special meeting of stockholders at which directors are to be elected, and identify, evaluate and recommend to the Board individuals to fill any vacancies or newly created directorships that may occur between such meetings.

2.    Provide minutes of Committee meetings to the Board, and report to the Board on any significant matters arising from the Committee’s work.

3.    Annually review and reassess this Charter and, if appropriate, recommend changes to the Board.

4.    Perform such other duties and responsibilities as may be assigned to the Committee by the Board.

Authority

By adopting this Charter, the Board delegates to the Committee full authority in its discretion to:

1.    Perform each of the responsibilities of the Committee described above.

2.    Delegate such of its authority and responsibilities as the Committee deems proper to members of the Committee or a subcommittee.

3.    Appoint a chair of the Committee, unless a chair is designated by the Board.

4.    Engage and terminate search firms, independent counsel and other advisers as the Committee determines necessary to carry out its responsibilities, and approve the fees and other terms of retention of any such search firms, independent counsel and other advisers.

5.    Cause the officers of the Company to provide such funding as the Committee shall determine to be appropriate for payment of compensation to any search firm or other advisers engaged by the Committee.

Dated February 24, 2004

PROXY

OPTi Inc.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of OPTi Inc. (the “Company”), hereby appoints Bernard T. Marren and Michael Mazzoni and each of them, with power of substitution to each true and lawful attorneys, agents, and proxyholders of the undersigned and hereby authorizes them to represent and vote, as specified herein, all shares of common stock of the Company to be held of record by the undersigned on January 26, 2004 at the Annual Meeting of Shareholders of the Company to be held on March 25, 2004 at 10:00 a.m., local time, at the offices of Heller Ehrman White & McAuliffe LLP at 275 Middlefield Road, Menlo Park, CA 94025 and any adjournments or postponement thereof.

☒	Please mark votes as in this example

The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR Proposal 1 and 2. The undersigned acknowledges receipt of the Notice of Annual meeting of Shareholders and Proxy Statement dated February 24, 2004.

PROPOSAL 1—Election of Directors

☐	FOR all nominees listed below

☐	WITHHOLD authority to vote for all nominees listed below

To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below:

Bernard T. Marren

Stephen F. Diamond

Kapil K. Nanda

William H. Welling

Our Board of Directors unanimously recommends a vote for each of the nominees named above.

PROPOSAL 2—To ratify the appointment of Ernst & Young LLP as independent accountants of OPTi Inc. for the fiscal year ending March 31, 2004.

FOR PROPOSAL 2 ☐	AGAINST PROPOSAL 2 ☐	ABSTAIN ON PROPOSAL 2 ☐

Our Board of Directors unanimously recommends a vote for the approval of Proposal 2 and, in their discretion, upon such other matter or matters that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

PLEASE SIGN ON REVERSE SIDE AND RETURN IMMEDIATELY

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE RE-ELECTION OF 4 DIRECTORS; (2) FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT ACCOUNTANTS OF OPTi FOR THE FISCAL YEAR ENDING MARCH 31, 2004; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

Date:

Signature

Date:

Signature

(This Proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)